UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 OR 15(d) of The  Securities  Exchange  Act of 1934

         Date of Report (Date of earliest event reported) October 20, 2004

                                  TECHALT, INC.

               (Exact name of registrant as specified in its charter)

                                       Nevada
                   (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A
                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601
                Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

      Item 4.01 Changes in Registrant's Certifying Accountant.

      On October 20, 2004 (the "Dismissal Date"), Pritchett, Siler & Hardy, PC ("PS&H"), was dismissed as independent auditor of TechAlt, Inc., a Nevada corporation (the "Company") in connection with the engagement of Salberg & Company, P.A., as the independent registered public accounting firm for the Company ("Salberg"). PS&H's reports on the Company's 10-KSB and 10-KSB for each of the years ended December 31, 2003 and 2002, respectively, and all subsequent interim periods up and until the Dismissal Date, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than reflecting an uncertainty as to the Company's ability to continue as a going concern.

      During each of the two (2) years ended December 31, 2003 and 2002, and all subsequent interim periods up and until the Dismissal Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PS&H's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The Company requested PS&H to furnish a letter addressed to the United States Securities and Exchange Commission, stating whether they agree with the statements made by the Company in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of October 20, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

      On October 20, 2004, the Company engaged Salberg as its independent registered public accounting firm to audit the Company's financial statements. During each of the two (2) years ended December 31, 2003 and 2002, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Salberg on any matters described in Item 304(a)(2)(i) of Regulation S-B. During each of the two (2) years ended December 31, 2003 and 2002, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Salberg on any matters described in Item 304(a)(2)(ii) of Regulation S-B.

      The decision to change accountants was recommended and approved by the Board of Directors of the Company on October 20, 2004.

Section 5. Corporate Governance and Management

      Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 20, 2004, the Board of Directors of the Company appointed Peter Lynch as its Chief Operating Officer and Barbara Roberts as its Vice President of Business Development, each for a term expiring upon the earlier to occur of his or her resignation or removal as an officer or the election of his or her successor. No family relationships exist among the current directors and executive officers of the Company and Peter Lynch and Barbara Roberts. During the last two (2) years, Peter Lynch and Barbara Roberts did not have a direct or indirect material interest in any transaction, or proposed transactions, to which the Company was or is to be a party.


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

Peter Lynch

Mr. Lynch has extensive senior executive level management experience in the broadband communications industry including a combination of domestic and international entrepreneurial assignments. His radio frequency experiences originate from building and growing cable television operations initially as a General Manager. By 1989, he had progressed to becoming CEO of Britannia Cable Systems Ltd., a British competitive local exchange carrier (CLEC) that provided cable TV and voice communication services over an integrated network. When Britannia Cable Systems merged with the "Baby Bell" NYNEX, he joined NYNEX
CableComms from 1991 to 1995 and led the Company's marketing function as Executive Director - Marketing over a period of four years during which the business grew to $100 Million in annual revenues and launched a successful IPO. Mr. Lynch's initial wireless broadband experience occurred from 1995 to 1999 when he served as Senior VP - Operations and Marketing with the NASDAQ listed, MMDS television provider People's Choice TV Inc (PCTV). Mr. Lynch spearheaded PCTV's successful corporate reinvention into a wireless, high-speed ISP and digital TV business model, and PCTV's successful evolution attracted Sprint to acquire the Company. Internetworking and data communications remained at the center of Mr. Lynch's activities from December 1999 to June 2002 when he served as CEO and President of TallGrass Communications Inc. which was a venture capital funded CLEC that pioneered the integration of packet telephony and high-speed Internet access on wire line circuits. Mr. Lynch gained additional wireless experience with MAXRAD Inc, a leading manufacturer of antennas for wireless communications focused on the LMR, Wi-Fi, and WLAN markets. He was a member of MAXRAD's board of directors from 1999 to 2002 and served as Chairman of the Board from September 2002 to January 2004. During this period Mr. Lynch guided the Company through a successful sale to PCTEL.

Mr. Lynch is a graduate of Boston College in Chestnut Hill, Massachusetts. He received a BA in Economics in 1971.

Barbara Roberts

Ms. Roberts has nineteen years of practical and industry experience combining the disciplines of Executive Management, Sales/Marketing, Finance, Operations, and Systems Integration. During her twelve years with Electronic Data Systems, Inc. ("EDS"), Ms. Roberts was responsible for systems and management duties across the markets of Federal, State and Local Government, HealthCare, Social Services, Transportation, and Communications. Ms. Roberts was responsible for the EDS market deployment and replication of the U.S. operations for "Red Light Enforcement" traffic camera systems. From 1998 until 2001, as President of Redflex Traffic Systems, Inc, Ms. Roberts was instrumental in developing the first digital traffic camera programs in the world for ticketing red light running and speeding offenders. Ms. Roberts' strong entrepreneurial track record and global business experience helped grow Redflex from a startup company to an internationally recognized multi-million dollar firm, handling camera manufacturing, application development, court integration, and on-going citation processing. Prior to joining TechAlt, Inc., Ms. Roberts worked for Technology Alternatives, Inc., of Schaumburg, Illinois beginning in 2002.

Ms. Roberts graduated from Humboldt State University located in Arcata, CA in 1985 with her B.A in Business Administration/Finance and double minors in Computer Information Systems and Speech Communications.

Section 9. Financial Statements and Exhibits.

      Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit
      Number       Description
      ------       -----------

      16.1         Letter on change in certifying accountant


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECHALT, INC.
                                          (Name of Registrant)


Date: October 20, 2004                    By: /s/ David M. Otto
                                             ---------------------
                                          Name: David M. Otto
                                          Its: Secretary


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